Fair Value	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value
8.	FAIR VALUE

Measured on recurring basis

The Group measured its financial assets and liabilities including the cash and cash equivalents at fair value on a recurring basis as of December 31, 2014 and 2015. Cash and cash equivalents are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market.

The Group did not have Level 2 and Level 3 investments as of December 31, 2014 and 2015, respectively.

Measured on nonrecurring basis

Long term investments are measured at fair value on a nonrecurring basis and they are recorded at fair value only when an impairment is recognized.